Exhibit 4.1 SPECIMEN SPECIMEN COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY JERSEY CITY, NJ TRANSFER AGENT BY: AUTHORIZED OFFICER THIS CERTIFIES THAT: IS OWNER OF NUMBER SHARES DATED: THE RECORD HOLDER OF SEE REVERSE FOR CERTAIN DEFINITIONS COMMON SHARES OF BENEFICIAL INTEREST C FOUR SPRINGS CAPITAL TRUST FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE, OF FOUR SPRINGS CAPITAL TRUST SECRETARY CEO SEE RESTRICTIVE LEGEND ON REVERSE SIDE A REAL ESTATE INVESTMENT TRUST FORMED UNDER THE LAWS OF THE STATE OF MARYLAND (the “Trust”), transferable on the books of the Trust by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Trust has caused this Certificate to be executed on its behalf by its duly authorized officers. SPECIMEN

FOUR SPRINGS CAPITAL TRUST The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties UNIF GIFT MIN ACT - ....................Custodian.................... (Cust) (Minor) JT TEN - as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors Act .................................................... (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE. THE TRUST HAS MORE THAN ONE CLASS OF BENEFICIAL INTERESTS AUTHORIZED TO BE ISSUED. THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF BENEFICIAL INTERESTS (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE TRUST AS SET FORTH IN ITS DECLARATION OF TRUST AND ANY AMENDMENTS THERETO. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER PURSUANT TO THE TRUST’S DECLARATION OF TRUST (AS AMENDED AND SUPPLEMENTED). A COPY OF THE TRUST’S DECLARATION OF TRUST MAY BE OBTAINED FROM THE TRUST WITHOUT CHARGE UPON THE WRITTEN REQUEST OF THE HOLDER HEREOF. THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM. COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com